WORLD FUNDS TRUST

REMS International Real Estate Value-Opportunity Fund
Institutional Shares (Ticker: REIFX)
Platform Shares (Ticker: REIYX)
Z Shares (Ticker: REIZX)

Supplement dated February 23, 2018
To the Prospectus dated June 28, 2017

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Real Estate Management Services Group, LLC, the investment adviser to the REMS International Real Estate Value-Opportunity Fund (the “Fund”), has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.50% of the Fund’s average daily net assets. This limit does not include distribution fees pursuant to Rule 12b-1 plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. This limit became effective on January 1, 2018 through March 31, 2018, and later was extended to June 30, 2018. The expense limitation arrangement may only be terminated by the Board. The investment adviser will have no opportunity to recoup these expense waivers and reimbursements at any time in the future.

Prior to January 1, 2018, the limit was 0.25% with the same exclusions noted above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE